Operating Segments	12 Months Ended
Apr. 30, 2023
Disclosure of operating segments [abstract]
Disclosure of operating segments [text block]

15. Operating Segments

The Company conducts its business as a single operating segment, being the acquiring and assembling a portfolio of royalties, investing in companies with exposure to uranium and trading of physical uranium. Except for the short-term investments in Yellow Cake which is listed on the London Stock Exchange in the United Kingdom, the royalties on uranium projects located in the United States and Namibia, substantially all of the Company's assets and liabilities are held within Canada.

The Company has only one customer in Canada, which accounted for all of the Company's revenue from the sales of uranium inventory.